        *Certain portions of this Exhibit have been omitted where indicated by an "*" pursuant to a request for confidential treatment, and the omitted portions have been separately filed with the Commission.

                                                                    Exhibit 10.6

                          AMENDMENTS No. 1 & 2 TO THE

                      NETWORK PRODUCTS PURCHASE AGREEMENT

                                    BETWEEN

                             NORTHERN TELECOM INC.

                                      AND

                      FOCAL COMMUNICATIONS CORPORATION --

                        DELETED FOR SEC CONFIDENTIALITY


     THIS AMENDMENT No. 1 TO NETWORK PRODUCTS PURCHASE AGREEMENT, Carrier Networks Products, is dated effective as of the date executed by the latter of the parties below, (the "Amendment No. 1"), is by and between Northern Telecom Inc. ("Nortel") and Focal Communications Corporation ("Buyer"), and amends the Network Products Purchase Agreement Number JRD0197FCC, dated January 21, 1997 ("NPPA"), by and between Nortel and Buyer;

     WHEREAS, the parties wish to amend the NPPA to reflect a change in the address of the Buyer; and

     NOW, THEREFORE, for the consideration shown below, the parties hereby amend the NPPA as follows:

1. The Buyer's address for purposes of billing and notice pursuant to the preamble and Section 18.5, is amended and restated as follows:

                    Focal Communications Corporation
                    200 N. LaSalle Street
                    Chicago, Illinois 60601
                    Attn.:  Executive Vice President
                    Facsimile:  (312) 895-8403

NORTHERN TELECOM INC.                        FOCAL COMMUNICATIONS
                                             CORPORATION


By: /s/ Vickie Yohe                          By: /s/ John R. Barnicle
   --------------------------------              -----------------------------
        Signature                                    Signature


Name: Vickie Yohe                            Name: John R. Barnicle
     ------------------------------                ---------------------------
      Print                                        Print


Title: Group VP, Carrier Networks            Title: E.V.P. - C.O.O.
      -----------------------------                ---------------------------


Date:  March 6, 1998                         Date: February 17, 1998
     ------------------------------                ---------------------------

                     AMENDMENT No. 2 TO PRODUCT ATTACHMENT

                           CARRIER NETWORKS PRODUCTS

                                    BETWEEN

                             NORTHERN TELECOM INC.

                                      AND

                       FOCAL COMMUNICATIONS CORPORATION


     THIS AMENDMENT No. 2 TO PRODUCT ATTACHMENT, Carrier Networks Products, is dated effective as of the date executed by the latter of the parties below, (the "Amendment No. 2"), is by and between Northern Telecom Inc. ("Nortel") and Focal Communications Corporation ("Buyer"), and amends the Product Attachment, dated January 21, 1997 (the "Product Attachment"), as amended by Amendment No. 1 to Product Attachment, dated June 10, 1997 (the "Amendment No. 1"), which are attached to the Network Products Purchase Agreement Number JRD0197FCC, dated January 21, 1997 ("NPPA"), by and between Nortel and Buyer;

     WHEREAS, the parties wish to amend the Product Attachment and the Schedule A attached thereto to reflect a change in Buyer's commitment and Buyer's desire to purchase additional Products and Services from Nortel; and

     NOW, THEREFORE, for the consideration shown below, the parties hereby amend the Product Attachment and Schedule A as follows:

1. "Product Attachment Term", as defined in Section 2.0, "Definitions" is amended and restated to read:

     "Product Attachment Term" shall mean the period of time which shall commence on the date this Amendment No. 2 to Product Attachment is executed by the latter of the parties and shall expire thirty six (36) months thereafter.

2. Section 3, entitled "Scope", in the Product Attachment is amended and restated as follows:

     (a) Buyer shall issue Orders for delivery and installation of the Products listed in the attached Schedule A, in the minimum amount of *_________________________ every twelve (12) months during the Product Attachment Term, for a total minimum commitment amount of *_______________________________ during the Product Attachment Term
          (the "Commitment Amount"). Included within the Commitment Amount, Buyer shall purchase a minimum of *_______________ DMS-500 Initial Systems, as described in the attached Schedule A, Part I, Section 1.0. Buyer shall pay the prices, fees and charges for the Products in accordance with
          Section 7 of this Product Attachment.

     (b) In the event that Buyer does not purchase a minimum of *__________________ in Product every twelve months during the Product Attachment Term, Nortel shall invoice annually and Buyer shall pay *_______________ percent _______ of the difference between *_______________________ and the amount actually spent by the Buyer during that twelve (12) month period of time, within thirty (30) days from the date of invoice.

     (c) In the event that Buyer exceeds the purchase amount of *____________ in Product every *__________________________ during the Product Attachment Term, Buyer shall receive an annual credit to be applied to Buyer's purchase of an Optional Software described in Schedule A, Part III, Section 1.0 and to any Software Upgrades described in Schedule A,
          Part I, Section 1.4 excluding any required hardware for feature functionality (the "Software Credit"). Such Software Credit shall be equal to *____________________________________________ up to a maximum of *________________________________________. Upon the expiration of the Product Attachment Term contemplated by this Amendment No. 2, all remaining Software Credits shall expire.

     (d) Buyer may issue Orders for the DMS-500 Optional Software described in the attached Schedule A, Part III, Section 1.0, from time to time during the Product Attachment Term. Buyer shall receive a *_______________________ discount on the prices, fees and charges set forth in the attached Schedule A, Part m, Section 1.0, on any DMS-500 Optional Software Order included within or submitted in connection with Buyer's Order for a DMS-500 Initial System described in Schedule A, Part I, Section 1.0. Otherwise, Buyer shall receive a *_________________ discount on the prices, fees and charges set forth in the attached Schedule A, Part III, Section 1.0, on any DMS-500 Optional Software Order issued at any other time during the Product Attachment Term.

     (e) Buyer shall receive a one (1) time forty five percent (45%) discount on the initial Merchandise Order issued by Buyer during each quarter during the Product Attachment Term, and a thirty percent (30%) discount on all subsequent Merchandise Orders issued by the Buyer during each quarter during the Product Attachment Term.

     (f) No later than November 1st of each year during the Product Attachment Term, Buyer shall provide to Nortel a written forecast listing the Products that Buyer intends to order for delivery and installation during the following twelve (12) months of the Product Attachment Term (the "Annual Forecast"). The initial Annual Forecast is set forth in the attached Schedule C. Buyer may revise its then-current Annual Forecast from time to time, and, upon submission of the revised Annual Forecast to Nortel, each such revised Annual Forecast shall supersede all Annual Forecasts that were previously submitted to Nortel.

     (g) Nortel shall perform an in-process and final audit for each and every Initial System purchased and installed hereunder prior to the Turnover Date as described in Section 8 of this Product Attachment. Also, Nortel shall perform a final audit for each and every Extension purchased and installed hereunder prior to the Turnover Date.

     (h) During the Product Attachment Term, Buyer shall purchase from Nortel *_____________ "Class 4" and "Class 5" switches (as those terms are used in the telecommunications industry), except that Buyer shall be relieved of Buyer's obligation to purchase *_____________________ "Class 4" and "Class 5" switches in the event that Buyer acquires or merges with an entity which, at the time of the merger and acquisition, operates "Class 4" and "Class 5" switches not manufactured by Nortel.

     (i) In the event that Nortel, through no fault other than its own, fails to effect Turnover of an Initial System no later than *_______________________ after the date upon which the Installation Services commenced, Nortel shall pay to Buyer, as liquidated damages and not as a penalty, and as Buyer's sole and exclusive remedy, the amount of *_______________________________ per day for each day that Turnover is delayed beyond such *_______________________________. In no event shall Nortel's liability under this provision exceed *___________ for each Initial System ordered by Buyer hereunder.

3. Section 11, entitled "Additional Terms", in the Product Attachment is amended and restated as follows:

     (c) In the event that Nortel elects to discontinue the manufacture of any Product described in the attached Schedule A at any time during the seven (7) years following the Turnover Date of each Initial System ordered hereunder, then Nortel shall provide Buyer with written notice of such discontinuance at least twelve (12) months prior to the scheduled date of such discontinuance. During the twelve (12) month period following Buyer's receipt of such notification from Nortel, Buyer may order and Nortel shall deliver as much of the Products described in the attached Schedule A as Buyer reasonably requires at the then current prices and/or licensing fees. Nothing herein shall be construed so as to require Nortel to continue to manufacture any Products described in the attached Schedule A.

     (d)  Deleted.

4. All provisions of Schedule A as attached to the Product Attachment and Amendment No. 1 are hereby deleted and replaced with the Schedule A attached hereto.

5. Schedule C to the Product Attachment is hereby deleted and replaced with the Schedule C attached hereto.

NORTHERN TELECOM INC.                  FOCAL COMMUNICATIONS
                                       CORPORATION


By: /s/ Vickie Yohe                    By: /s/ John R. Barnicle
   --------------------------------        -----------------------------
        Signature                              Signature


Name: Vickie Yohe                      Name: John R. Barnicle
     ------------------------------          ---------------------------
      Print                                  Print


Title: Group VP, Carrier Networks      Title: E.V.P. - C.O.O.
      -----------------------------           --------------------------


Date:  March 6, 1998                   Date: February 17, 1998
      ------------------------------         ---------------------------

                                  SCHEDULE C
                                  ---------

                           SWITCH DELIVERY FORECAST
                           ------------------------

                                                                       Purchase
Switch Type/#      Destination      Delivery Date       Ports          Price*


* The entire Section C is subject to Focal's Confidentiality Request and has been omitted from this Filing.

* Denotes ports and price for each DMS-500 and/or Extension.

                                  Schedule A
                        Part I. DMS-500 Initial System
                          (DMS-500 Switching System)

Nortel shall engineer each Initial System ordered hereunder in accordance with Nortel's standard engineering practices and procedures, and thereafter Nortel shall provide Buyer with a detailed list of the components of such Initial System.

1.0 Initial System DMS-500

     1.1 The following represents the SuperNode Equipment that will be delivered with the Initial System DMS-500 switch:

          Information from Section 1.1 has been deleted.* (Two pages of information have been deleted from section 1.1).

     1.2  Initial System DMS-500

          The price for the Initial System DMS-500 equipped and wired as described in Section 1.1 above, and the fee for the license of the Software is *___________.

     1.3  Power Plant to support the above DMS-500 Initial System (Optional):

          1.3.1  Power Plant

                    *Information from Section 1.3.1 has been deleted.

          1.3.2  Battery Distribution Fuse Bay

                    *Information from Section 1.3.2 has been deleted.

     1.4  Software Upgrades for the DMS-500 Initial System (Optional):

                    *Information from Section 1.4 has been deleted.

          1.4.1 The price for the NCS05 (LLTOB005-Local/Toll) to NCS06 (LLDOB006-Local/Toll) Software Upgrade is *___________________.


          1.4.2 The price for the NCS05 (LLTOB005-Local/Toll) to NCS07 (LLTOB007-Local/Toll) Software Upgrade is *___________________.


          1.4.3 The price for the NCS05 (LLTOB005-Local/Toll) to NCS08 (LLTOB008-Local/Toll) Software Upgrade is *___________________.


          1.4.4 The price for the NCS06 (LLDOB006-Local/Toll) to NCS08 (LLTOB008-Local/Toll) Software Upgrade is *___________________.

          1.4.5 The price for the NCS07 (LLTOB007-Local/Toll) to NCS08 (LLTOB008-Local/Toll) Software Upgrade is *___________________.


                                  Schedule A
                  Part II. DMS-500 Standard Software Features
                               (DMS-500 System)

1.0  DMS-500 Standard Software Features

     1.1 Nortel may deliver Software ordered hereunder in a single Software load which may include Software which Buyer has not yet licensed ("Non-licensed Software"). Except as set forth in Section 1.2 below, Buyer shall not be entitled to use such Non-licensed Software, until such time as the applicable right to use fees are paid by Buyer pursuant to Section 1.5.

     1.2 Upon Buyer's placement of any Non-licensed Software in revenue generating service, Buyer shall pay the applicable right-to-use fees for such Non-licensed Software pursuant to this Agreement, except as described in Section 1.2. Buyer shall also have the option to pay the applicable right-to-use fees for any Non-licensed Software upon installation of a Software load containing such Non-licensed Software. For any Non-licensed Software that is installed and added pursuant to a product computing module load ("PCL") and or non-computing module load ("NCL"), if any, the right-to-use fees shall be the list price for such feature in effect as of the date of activation.

     1.3 To ensure Buyer's proper activation and/or usage of the appropriate Software, Buyer shall properly notify Nortel at the address specified in Section 9 of this Product Attachment to the attention of Director, Sales Engineering, prior to the activation and/or usage by Buyer of any Software. Buyer shall identify all Software being activated and/or used (including the number of units activated, if applicable) in each Initial System.

     1.4 Nortel shall promptly review notification from Buyer provided pursuant to Section 1.4 above and identify any applicable prerequisite Equipment or Software required by Buyer prior to activation and/or usage of the applicable Software. Nortel shall respond to Buyer's written notice by means of a price quotation. Such price quotation shall include Nortel's consent to activate and/or use such Software or notification that such Software requires engineering to determine whether the current switch configuration will require additional Equipment prior to activation and/or usage. Upon Buyer's written acceptance of Nortel's price quotation, Nortel shall grant its consent to Buyer to activate and/or use such Software prior to payment of the applicable right-to-use fees. However, under no circumstances shall such Software be activated and/or used by Buyer prior to Buyer's acceptance of Nortel's price quotation. Nortel shall invoice Buyer for all applicable right to use fees and associated feature activation engineering charges. One hundred percent (100%) of such invoiced right to use fees and engineering charges shall be due and payable within thirty (30) days of the date of Nortel's invoice therefor.

     1.5 Notwithstanding the foregoing, Buyer shall not be required to pay additional right to use fees associated with the Software licensed prior to the initial date of this Product Attachment.

     1.6 Nortel reserves the right, every six (6) months to submit a written report for each site containing a Software load. The written report shall identify all Software activated and/or used (including the number of incremental units activated, if applicable) by Buyer during the applicable reporting period. Buyer shall audit the report against Purchase Order(s) which have been submitted by Buyer and accepted by Nortel during the applicable period to determine the existence of any discrepancies. Buyer shall submit such audited written report to Nortel at the address specified in Section 9 of this Product Attachment to the attention of Director, Sales Engineering, within thirty (30) days from receipt of such request.

     1.7 Nortel also reserves the right to access by remote polling or to conduct an on-site inspection of any site in which a Software load is installed and/or to perform an on-site review of Buyer's books and records related to such site to verify activation and/or usage of Software.

     1.8 Nortel shall issue invoices, for any applicable prices, charges or fees, in addition to those amounts previously invoiced, as a result of Buyer's activation and/or usage of any Software that does not appear on Nortel's written report or that appear as a result of Nortel's remote polling of an Initial Systems.

     1.9 Upon payment of the applicable right to use fees for Software activated and/or used by Buyer, Buyer shall receive a non-exclusive paid-up license to use such Software in accordance with the provisions of this Agreement. Nortel may immediately terminate the applicable license granted hereunder for Buyer's failure to pay the applicable right to use fees for such Software which has been activated and/or used.

     1.10 The obligations of Buyer under this Section 1 shall without limitation survive the termination of this Agreement and shall continue if the Software is removed from service. Buyer agrees to indemnify Nortel or Third Party Software Vendors as appropriate for any loss or damage resulting from a breach of this Section 1.

2.0  LLDOB008 Software included in the DMS-500 Initial System

     2.1  Software included in the DMS-500 Initial System

          The following represents the LLDOB008 Software packages that are included in the price of the DMS-500 Initial System, described in Schedule A, Part 1, Section 1.0. The following is a list of Software only and does not include any/all required Equipment to provide feature functionality.

          S/W Package         Description
          -----------         -----------

          *The information from this section has been deleted.

                                  Schedule A
     Part III. DMS-500 Complete (Optional and Standard) Software Features
                               (DMS-500 System)


1.0  LLDOB008 Complete Software Features

     1.1  Complete Software Features

          The following represents all of the LLWB008 software packages that can be licensed on a DMS500 System. The following is a list of Software only and does not include any/all required Equipment to provide feature functionality.

          1.1.1     Standard Software Features

                    If the Software package IS LISTED in Schedule A, Part II, and CONTAINS an "L" in the "License Status" column, such Software packages ARE LICENSED to the Buyer as part of the Standard Software load for the DMS-500 Initial System. The price of that Software package IS INCLUDED in the price of the DMS-500 Initial System set forth in Schedule A, Part I,
                    Section 1.2.

          1.1.2     Optional Software Features

                    If the Software package IS NOT LISTED in Schedule A, Part II and DOES NOT CONTAIN an "L" in the "License Status" column, such Software packages IS NOT LICENSED to the Buyer as part of the Standard Software load for the DMS-500 Initial System. The price of that Software package IS NOT INCLUDED in the price of the DMS-500 Initial System set forth in Schedule A, Part I, Section 1.2. Such Software Package may be purchased by the Buyer under the Product Attachment as Optional Software for the DMS-500 Initial System.


License           Order             ProductName                                 List Price       Pricing Notes
-------           -----             -----------                                 ----------       -------------
Status            Code
------            ----
L                 BASE0001          BASE                                        See Note         The Office license fee is:
Local/                                                                                           Local:$90,000;
Toll only                                                                                        Toll: $194,800
                                                                                                 Local/Toll/TOPS:$196,300;
                                                                                                 STP:$62,500; LD:$179,300;
                                                                                                 Local/Toll/TOPS/LD:$214,230;
                                                                                                 GSP:$194,800;
                                                                                                 GWY:$193,000;
                                                                                                 LD/GWY:$197,400

                  BASE0011          BASE CO Data Chg Capture                    $50,000

                  BASE0005          BASE SN SR50 Processor                      $633,000         The upgrade fee if previously
                                                                                                 licensed from: BASE0004 =
                                                                                                 $208,000 BASE0003 =
                                                                                                 $388,000 BASE0002 =
                                                                                                 $602,000

                  BASE0006          BASE SN SR60 Processor                      $696,000         The upgrade fee if previously
                                                                                                 licensed from: BASE0005 =
                                                                                                 $63,000BASE0004 = $271,000
                                                                                                 BASE0003 = $451,000
                                                                                                 BASE0002 = $665,000

L                 BASE0009          BASE SN SR70 Processor                      $881,000         The upgrade fee if previously
                                                                                                 licensed from: BASE0006
                                                                                                 =$185,000 BASE0005 =
                                                                                                 $248,000BASE0004 =
                                                                                                 $456,000 BASE0003
                                                                                                 =$636,000 BASE0002 =
                                                                                                 $850,000

                  BASE0008          BASE SNSE SR60 Processor                    $350,000         The upgrade fee if previously
                                                                                                 licensed from: BASE0007 =
                                                                                                 $350,000

                  BASE0010          BASE SNSE SR70 Processor                    $440,000         The upgrade fee if previously
                                                                                                 licensed from: BASE0008 =
                                                                                                 $90,000 BASE0007 =
                                                                                                 $440,000


License           Order             ProductName                                 List Price       Pricing Notes
-------           -----             -----------                                 ----------       -------------
Status            Code
------            ----


                  ACD00001          ACD ACD Base                                See Note         The fee is $500 per ACD line
                                                                                                 plus $5,000 per ACD user
                                                                                                 group.

                  ACD00017          ACD Agent Increase                          See Note         The fee is $500 per ACD line for
                                                                                                 agents 5,001 to 10,000.

                  ACD00016          ACD Group Increase                          See Note         The fee is $5,000 per ACD
                                                                                                 user group for groups 257 to
                                                                                                 1024.

                  ACD00005          ACD MIS                                     See Note         The fee is $250 per ACD line.

                  ACD00006          ACD Miscellaneous                           $52,000

                  ACD00011          ACD Routing Enh.                            $6,000

                  ACD00019          ACD CompuCall Agt Desktp                    See Note         The fee is $2,000 per Switched
                                                                                                 Virtual Circuit.

                  ACD00002          ACD Compucall                               See Note         The fee is $7,500 per switched
                                                                                                 virtual circuit.

                  ACD00014          ACD CompuCALL RSBBScr                       See Note         The fee is $50.00 per ACD
                                                                                                 line.

                  ACD00013          ACD CompuCALL SCallCtrl                     See Note         The fee is $2,000 per Switched
                                                                                                 Virtual Circuit.

                  ACD00007          ACD Compucall-Func                          See Note         The fee is $42,000 per
                                                                                                 switched virtual circuit.

                  ACD00008          ACD Ctrx Coord V&Dta                        See Note         The fee is $5,000 per 100
                                                                                                 Centrex Iines.

                  ACD00004          ACD Networking                              See Note         The fee is $25,000 for the first
                                                                                                 100 Network ACD lines plus
                                                                                                 $500.00 per Network ACD line
                                                                                                 over the first 100.

                  ACD00010          ACD Network ACD on PRI                      See Note         The fee is $400.00 per ACD
                                                                                                 line.

                  ACD00009          ACD Network ACD on SS7                      See Note         The fee is $400.00 per ACD
                                                                                                 line.

                  AIN00002          AIN Essentials                              $700,000


License           Order             ProductName                                 List Price       Pricing Notes
-------           -----             -----------                                 ----------       -------------
Status            Code
------            ----


                  AIN00001          AIN Primer                                  See Note         The fee is $80,000 Net (not
                                                                                                 subject to any discounts) to be
                                                                                                 paid annually.

                  AMA0001           AMA BASE                                    No Charge

                  AMA0004           AMA MOD [CAMA                               13,000
                                    MODULES]

                  AMA0002           AMA MOD [LAMA                               $11,000
                                    MODULES]

L                 BAS00001          BAS AMA-Cook                                $9,000

L                 BAS00028          BAS High Capacity DPP                       $15,000

L                 BAS00002          BAS ANI                                     $30,000

L                 BAS00004          BAS Generic - OAM                           $15,000

                  BAS00050          BAS 56Kb/S Trk Tst prt                      $15,000

                  BAS00024          BAS Offnet Access Svcs                      See Note         The fee is $22,960 per Switch
                                                                                                 and $11,500 per DTC.

L                 BAS00003          BAS Generic                                 See Note         The office license fee is:
Local/                                                                                           Local:$297,700; Toll:$122,200;
Toll only                                                                                        Local/Toll:$299,200;
                                                                                                 Toll/TOPS:$122,200;
                                                                                                 Local/Toll/TOPS:$299,200;
                                                                                                 Local/Toll/LD:$299,200;
                                                                                                 Local/Toll/TOPS/LD:
                                                                                                 $299,200.  Plus a SMA license
                                                                                                 fee of $10,000 per SMA and
                                                                                                 SMA2 module.

                  BAS00049          BAS ABBT LM-Cut Re-wrt                      $8,000

                  BAS00062          BAS ANI for E911 Abandon                    $5,700

                  BAS00064          BAS Black Box Fraud                         $34,300

                  BAS00063          BAS Enh Line Card Mon                       $5,700

                  BAS00041          BAS Enh Permanent Signal                    $40,000

L                 BAS00020          BAS Flex Bellcore AMA                       $7,000


License           Order             ProductName                                 List Price       Pricing Notes
-------           -----             -----------                                 ----------       -------------
Status            Code
------            ----
                  BAS00021          BAS MAP TELNET Access                       No Charge

                  BAS00022          BAS SDM Table Access                        No Charge

L                 BAS00007          BAS Logs                                    $10,000

                  BAS00009          BAS RSC-S                                   See Note         The fee is $120,000 per
                                                                                                 module incremental.

                  BAS00012          BAS Remotes Generic                         See Note         The fee is $22,500 plus
                                                                                                 $700.00 per LCM/LCME in
                                                                                                 the Remote office plus
                                                                                                 $5,500/Remote

                  DTP00001          DTP Datapath                                $17,500

                  DTP00003          DTP DataCall Tester                         No Charge

                  ENS00005          ENS E911                                    $15,000

                  ENS00002          ENS ACD PSAP                                See Note         The fee is $47,000 plus $2,000
                                                                                                 per E911 position. The fee is
                                                                                                 $32,000 plus $2,000 per E911
                                                                                                 position if ENS00001 has been
                                                                                                 previously licensed.

                  ENS00009          ENS Conf Compatibility                      $20,000

                  ENS00008          ENS Enha Called Pty Hld                     $30,000

                  ENS00001          ENS LDTPSAP                                 $125,000

                  ENS00004          ENS Large SRDB                              See Note         If more than 1 million records
                                                                                                 are required the fee is
                                                                                                 $195,000. If less than 1 million
                                                                                                 records are required the fee is
                                                                                                 $145,000.

L                 EQA00001          EQA Local                                   See Note         The fee is $52,000 plus $4,800
                                                                                                 per LGC/LGCI, $4,800 per
                                                                                                 LTC/LTCI, and $1,600 per
                                                                                                 LME. The total fee shall not
                                                                                                 exceed $72,000 per office.

L                 EQA00006          EQA C71SUPlrita CntnEAEO                    $1 00,000

                  EQA00004          EQA Cellular Interconnect                   $25,000


License           Order             ProductName                                 List Price       Pricing Notes
-------           -----             -----------                                 ----------       -------------
Status            Code
------            ----


                  EQA00003          EQA Cellular Interconnect-EO                $15,000

                  EQA00007          EQA EA Alt Sw Point                         $35,000

                  EQA00025          EQA EQA Call Attrb Ctl                      $8,000

                  EQA00010          EQA Enh WATS                                $20,000
                                    opratn[POTS

                  EQA00011          EQA Equal Access OSS                        $8,000

                  EQA00009          EQA IBN iraLATA                             $20,000
                                    PIC EAEO

                  EQA00026          EQA International PIC                       $40,000

                  EQA00015          EQA IntraLATA PIC Enh Ph1                   $20,000

                  EQA00019          EQA IntraLATA PIC Ph2                       $9,500

                  EQA00024          EQA Override LPIC Priv                      $12,000

L                 EQA00008          EQA POTS IraLATA PlCeaeo                    $20,000

                  EQA00002          EQA Toll                                    See Note         The fee is $100,000 plus
                                                                                                 $4,800 per DTC/DTCI, $1,200
                                                                                                 per DCM and $300.00 per TM.
                                                                                                 The total fee shall not exceed
                                                                                                 $190,000 per office.

                  EQA00012          EQA C71SUPlerLta Conn AT                    $120,000

                  EQA00005          EQA Intermediate Tandem                     $20,000

                  ICM00020          ICM Call Queue Managemt                     See Note         The fee $250 per ACD Agent and/or
                                                                                                 Centrex line.

                  ICM00010          ICM Call Center Server                      See Note         The fee $250 per ACD Agent

                  ICM00001          ICM Call Manager l/F                        See Note         The fee $18,750 per switch
                                                                                                 plus $125 per ACD Agent
                                                                                                 and/or Centrex line.

                  ISDN0003          ISDN Line Drawer                            No Charge

                  ISDN0004          ISDN Line Drawer Nl-1 Enh                   No Charge


License           Order             ProductName                                 List Price       Pricing Notes
-------           -----             -----------                                 ----------       -------------
Status            Code
------            ----


                  ISUP0001          ISUP Cellular                               $150,000

                  LEA00002          LEA LEAS Local                              $22,500

                  LEA00001          LEA LEAS Toll                               See Note         The fee is $145,000 for the
                                                                                                 first 50,000 Directory numbers
                                                                                                 plus $20,000 for each
                                                                                                 additional Group of 10,000
                                                                                                 Directory numbers over the
                                                                                                 first 50,000.

                  LEA00003          LEA SS7 I/W with LEAS                       $30,000

                  LOC00002          LOC Carrier Parameter                       $20,000

                  LOC00005          LOC Dial Plan Transl Enh                    $18,000

                  LOC00011          LOC End Office OA AMA                       $10,000

L                 LOC00001          LOC Services                                $10,000

                  LOC00006          LOC Intersw Call Trace                      $20,000

                  MDC00002          MDC - MDC MSAC                              $21,700

                  MDC00027          MDC Att Cons CF Recall                      $2,000

100               MDC00001          MDC - MDC Minimum                           See Note         The fee is $49,250 plus $1,750
                                                                                                 per group of 100 MDC lines,
                                                                                                 not to exceed $404,000 per
                                                                                                 office. The first 100 MDC lines
                                                                                                 are included in the base price.

                  MDC00050          MDC Cl Com-CFX Table Chg                    $7,000

                  MDC00056          MDC Code Restriction Grp                    $2,000

L                 MDC00003          MDC - MDC Standard                          $173,500

                  MDC00038          MDC CDAR-1A                                 $7,500
                                    TRANSPARENCY

                  MDC00042          MDC Call Forward Timed                      $7,000

                  MDC00020          MDC Personal Call Screen                    $5,000

                  MDC00004          MDC CLASS on MDC                            $23,500


License           Order             ProductName                                 List Price       Pricing Notes
-------           -----             -----------                                 ----------       -------------
Status            Code
------            ----


                  MDC00010          MDC CLASS on MDC/                           $25,000
                                    MVP II

                  MDC00053          MDC CSMI                                    No Charge

                  MDC00040          MDC SCWID/DSCWID                            No Charge

                  MDC00035          MDC Teen Service                            See Note         The fee is $5,000 per 100
                                                                                                 MDC lines

                  MDC00005          MDC MBG Min                                 $73,500

                  MDC00006          MDC MBG Std                                 $167,500

                  MDC00055          MDC Auto Attndnt -RLT                       $2,000

                  MDC00045          MDC Conn Nm Disply Blkng                    $10,000

                  MDC00025          MDC NETNAME Expand                          $2,000

                  MDC00007          MDC MBS Minimum                             $9,900

                  MDC00008          MDC MBS STD                                 $50,000

                  MDCOOOO9          MDC MDC PRO                                 $239,200

                  MDC00034          MDC Enhanced WATS                           $20,000

                  MDC00018          MDC MDR VIA AMA                             $20,000
                                    STREAM

                  MDC00033          MDC Name/DN Blkng                           $15,000

                  MDC00011          MDC PVN                                     $195,000

                  MDC00036          MDC SMDR for PVN                            $15,000

                  MDC00044          MDC Per Ln Feature Cntrl                    $12,500

                  MDC00024          MDC TCAP Name Delivery                      $37,000

                  MDC00012          MDC Tailored MDC 1                          $26,500

                  MDC00013          MDC Tailored MDC 2                          $40,000

                  MDC00019          MDC MBS installer Tools                     $30,000


License           Order             ProductName                                 List Price       Pricing Notes
-------           -----             -----------                                 ----------       -------------
Status            Code
------            ----


                  MDC00014          MDC Tailored MDC 3                          $45,000

                  MDC00015          MDC Tailored MDC 4                          $30,000

                  MDC00016          MDC Tailored NARS                           $50,000

                  MISC0003          MISC ISDN Enhancements                      No Charge

                  Nl000003          NlO DPN Support                             $10,000

                  Nl000004          NIODWS                                      See Note         The fee is $50,000 plus
                                                                                                 $11,500 per DWS Access link.

                  Nl000028          NlO DWS Carrier Acc                         $50,000

                  Nl000027          NlO DWS Flexible Acc                        $71,500

                  Nl000023          NlO Intertol ISUP & SS7                     $200,000

                  Nl000002          NlO DataSPAN                                See Note         The fee is $20,000 per LPP
                                                                                                 cabinet.

1,100             Nl000007          NlO ISDN BASE                               See Note         The fee is $68,500 plus $500
                                                                                                 per 100 ISDN Unes plus $250
                                                                                                 for each 2B+D line and $100
                                                                                                 for each 1B+D line

L                 Nl000022          NlO ISDN PRI BASE                           See Note         The fee is $30,000 plus $2,000
                                                                                                 per PRI link.

                  Nl000025          Nl0 Nl-1 PRI CLG SCRN                       $15,000

                  Nl000050          Nl0 Nl 2/3 BRI Svcs Ph I                    See Note         The fee is $140 per ISDN BRI
                                                                                                 line.

L                 Nl000009          Nl0 Nl-1 BRI Enhancd Mtc                    $68,000

1,100             Nl000008          Nl0 Nl-1 BRI                                See Note         The fee is $251,000 per switch
                                                                                                 plus $7,200 per each increment
                                                                                                 of 480 lines.

                  Nl000013          Nl0 Nl-1 PRI Ntwrkng                        See Note         The fee is $25,000 plus $3,750
                                                                                                 per PRl-Link. This
                                                                                                 functionality can be added on a
                                                                                                 per link basis.

                  Nl000012          Nl0 Nl-1 PRI i/w 4E/5ESS                    $50,000


License           Order             ProductName                                 List Price       Pricing Notes
-------           -----             -----------                                 ----------       -------------
Status            Code
------            ----


L                 Nl000011          Nl0 Nl-1 PRI                                See Note         The fee is $66,500 plus $3,000
                                                                                                 per Nl0 Nl-1 PRl_Link. This
                                                                                                 Functionality can be added on
                                                                                                 a per link basis.

2                 Nl000010          Nl0 Nl-1 Packet                             See Note         The license fee is $75,000
NTFX10's                                                                                         includes 2: NTFX10's (x.25
100 D                                                                                            and/or x.75 protocols), plus
10 B                                                                                             100 'D' and 10 'B' terminals.
                                                                                                 An additional $35,000 per NTFX10,
                                                                                                 plus a license fee of $8,000 per
                                                                                                 100 'D' and $5,000 per 10 'B"
                                                                                                 terminals

                  Nl000014          Nl0 Nl-1 Tandem                             $60,000

                  Nl000015          Nl0 Nl-2 PRI Base Vrt                       See Note         The fee is $55,000 plus $2,000
                                                                                                 per existing PRl_Link and
                                                                                                 $7,000 per added PRl_Link.

                  Nl000017          Nl0 Call by Call Nl-2                       See Note         The fee is $2,000 per Call by
                                                                                                 Call PRl_Link. This
                                                                                                 functionality can be added on a
                                                                                                 per link basis.

                  Nl000016          Nl0 D ch Backup Nl-2                        See Note         The fee is $30,000 plus $500
                                                                                                 per PRl_Link.

                  Nl000051          Nl0 Nl-2/3 BRI Svs Ph II                    See Note         The fee is $140 per ISDN BRI
                                                                                                 line.

                  RES00001          RES Access Management                       $8,000

                  RES00043          RES Ntwk Suprsd Ringing                     $25,000

                  RES00052          RES Office Convrsn Enhmnt                   $15,000

                  RES00010          RES Telemetry Applic                        See Note         The fee is $30,000 plus $5,000
                                                                                                 per utility telemetry trunk.

                  RES00012          RES Univ Acc to 3WC                         $75,000

                  RES00011          RESUnivAcc to CLASS                         See Note         The fee is $169,500 for the
                                                                                                 first 5000 equipped lines plus
                                                                                                 $90,000 for each additional
                                                                                                 5000 equipped lines over the
                                                                                                 first 5000.


License           Order             ProductName                                 List Price       Pricing Notes
-------           -----             -----------                                 ----------       -------------
Status            Code
------            ----


                  RES00002          RES Advncd Cstm Calling                     See Note         The fee is $15,000 for the first
                                                                                                 100 Advanced Custom Calling
                                                                                                 featured lines plus $2,500 for
                                                                                                 each additional 100 featured
                                                                                                 lines. This capability is sold in
                                                                                                 increments of 100 featured
                                                                                                 lines.

                  RES00018          RES & MDC Warm Line                         $5,000

                  RES00077          RES Access to Messaging                     See Note         The fee is $12,000 per 5,000
                                                                                                 Equipped Lines. The fee is
                                                                                                 $6,000 per 5,000 Equipped
                                                                                                 Lines if MSA00006 or
                                                                                                 RES00076 have been
                                                                                                 previously or concurrently
                                                                                                 licensed.

                  RES00074          RES CFW Fraud Prevention                    $12,000

                  RES00019          RES Call FWD Remote Act                     $27,000

                  RES00047          RES Call Screening                          $20,000

                  RES00014          RES Call Wake Up Svc                        $15,000

                  RES00054          RES EXB Simpified S`vOrd                    $7,500

                  RES00053          RES Enhanced CSMI                           $10,000

                  RES00016          RES Expansion Svcs                          See Note         The fee is $20,000 for the first
                                                                                                 100 Single Line Variety pack
                                                                                                 featured lines plus $1,500 for
                                                                                                 each additional 100 featured
                                                                                                 lines over the first 100 featured
                                                                                                 lines. This capability is sold in
                                                                                                 increments of 100 featured
                                                                                                 lines.

                  RES00013          RES Ext Bridged Svcs                        $7,500

                  RES00078          RES Fax-Thru Service                        See Note         The fee is $12,000 per switch.
                                                                                                 The fee is No Charge if
                                                                                                 MSA00005 has been
                                                                                                 previously licensed unless
                                                                                                 additional equipped lines are
                                                                                                 added.


License           Order             ProductName                                 List Price       Pricing Notes
-------           -----             -----------                                 ----------       -------------
Status            Code
------            ----


                  RES00059          RESLDA Enhancements                         See Note         The fee is $15,000 per 5,000
                                                                                                 equipped lines not to exceed
                                                                                                 $60,000 per switch. If
                                                                                                 RES00038 has been previously
                                                                                                 purchased, there is no charge
                                                                                                 for RES00059.

                  RES00070          RES Remote Message Ind                      $12,000

                  RES00037          RES Sbscr Prgmbl Rng Ctl                    $13,000

                  RES00015          RES Sub Act Code Biking                     $20,000

                  RES00017          RES Teen Service                            See Note         The fee is $11,500 for the first
                                                                                                 100 Teen lines plus $1,500 for
                                                                                                 each additional 100 Teen lines
                                                                                                 over the first 100.

                  RES00060          RES Use Sensitive Cal Fwd                   See Note         The fee is $12,000 per 5,000
                                                                                                 equipped lines.

100               RES00003          RES Disp Funct &Prvcy                       See Note         The fee is $30,000 for the first
                                                                                                 100 Call Number Display and
                                                                                                 Blocking featured lines plus
                                                                                                 $1,500 for each additional 100
                                                                                                 featured lines over the first 100
                                                                                                 featured lines. This capability
                                                                                                 is sold in blocks of 100
                                                                                                 featured lines.

                  RES00021          RES Anonym Caller Rej                       $30,000

100               RES00023          RES Call Nm Disp SW/TCAP                    See Note         The fee is $20,000 for the first
                                                                                                 100 Calling Name Displayed
                                                                                                 featured lines plus $3,000 for
                                                                                                 each additional 100 featured
                                                                                                 lines over the first 100.  This
                                                                                                 capability is sold in increments
                                                                                                 of 100 featured lines.

                  RES00025          RES Call Waiting Display                    See Note         The fee is $15,000 for the first
                                                                                                 5000 EQUIPPED lines plus
                                                                                                 $15,000 for each additional
                                                                                                 5000 EQUIPPED lines over the
                                                                                                 first 5000. This capability is
                                                                                                 sold in increments of 5,000
                                                                                                 equipped lines.


License           Order             ProductName                                 List Price       Pricing Notes
-------           -----             -----------                                 ----------       -------------
Status            Code
------            ----


                  RES00040          RES Call Wtg Delux [TR]                     See Note         The fee is $20,000 for the first
                                                                                                 5,000 lines plus $20,000 for
                                                                                                 each additional 5,000 lines
                                                                                                 over the first 5,000. If
                                                                                                 RES00026 is licensed the fee is
                                                                                                 $10,000 for the first 5,000
                                                                                                 lines plus $10,000 for each
                                                                                                 additional 5,000 lines over the
                                                                                                 first 5,000.

L                 RES00022          RES Calling Na Del Blkng                    $8,000

                  RES00024          RES VSLE & Call Logging                     $50,000

                  RES00027          RES Visual Msg Waiting                      $10,000

L                 RES00004          RES MDC Voice Mail                          $35,000

                  RES00023          RES Bulk Call Line ID                       See Note         The fee is $20,000 for the first
                                                                                                 50 data links plus $10,000 for
                                                                                                 each additional 25 links over
                                                                                                 the first 50.

                  RES00020          RES Rem Call Fwd Enh                        $12,500

                  RES00039          RES SMDI CLID Suppr                         $12,000

                  RES00005          RES Non-Display Services                    See Note         The fee is $15,000 for the first
                                                                                                 100 Non-Display Service
                                                                                                 featured lines plus $1,500 for
                                                                                                 each additional 100 featured
                                                                                                 lines over the first 100 featured
                                                                                                 lines. This feature is sold in
                                                                                                 increments of 100 featured
                                                                                                 lines.

                  RES00029          RES Auto Recall                             $5,000

                  RES00036          RES Auto-Recall Blocking                    See Note         The fee is $1.00 (Net Price -
                                                                                                 not subject to any discount) per
                                                                                                 wired line.

                  RES00031          RES Cust Tracing Enh                        $3,500

                  RES00030          RES Customer Tracing                        $3,500


License           Order             ProductName                                 List Price       Pricing Notes
-------           -----             -----------                                 ----------       -------------
Status            Code
------            ----


                  RES00034          RES Dist Ring Call Wtg                      See Note         The fee is $10,000 for the first
                                                                                                 100 Distinctive Ring Call
                                                                                                 Waiting featured lines plus
                                                                                                 $1,500 for each additional 100
                                                                                                 featured lines over the first 100
                                                                                                 featured lines. This capability
                                                                                                 is sold in increments of 100
                                                                                                 featured lines.

                  RES00076          RES Enh Busy Call Retum                     See Note         The fee is $14,000 per 5,000
                                                                                                 Equipped Lines. Replaces
                                                                                                 MSA00001 which has been
                                                                                                 MD'd.

                  RES00073          RES SLE/ACBAR NO TCAP                       $10,000

                  RES00035          RES Select Call Accept                      See Note         The fee is $3,000 for the first
                                                                                                 100 SCA lines plus $3,000 for
                                                                                                 each additional 100 SCA lines
                                                                                                 over the first 100.

                  RES00032          RES Selective Call Fwd                      See Note         The fee is $10,000 for the first
                                                                                                 100 Selective Call Forwarding
                                                                                                 featured lines plus $1,500 for
                                                                                                 each additional 100 featured
                                                                                                 lines lines over the first 100
                                                                                                 featured lines. This capability
                                                                                                 is sold in increments of 100
                                                                                                 featured lines.

                  RES00033          RES Selective Call Rej                      See Note         The fee is $10,000 for the first
                                                                                                 100 Selective Call Rejection
                                                                                                 featured lines plus $1,500 for
                                                                                                 each additional 100 featured
                                                                                                 lines over the first 100 featured
                                                                                                 lines. This capability is sold in
                                                                                                 increments of 100 featured
                                                                                                 lines.

L                 RES00006          RES Service Enablers                        $31,000

                  RES00007          RES Signing Routng OAM                      $20,000

                  SAID0001          SAID Essentials                             $100,000

                  SAID0003          SAID ESP                                    $60,000


License           Order             ProductName                                 List Price       Pricing Notes
-------           -----             -----------                                 ----------       -------------
Status            Code
------            ----


                  SAID0005          SAID ESP Phase 2                            $15,000

                  SAID0002          SAID Plus                                   $30,000

                  SAID0004          SAID Universal                              $60,000

                  SERV0001          SERVSERVORD                                 No Charge
                                    Enhancements

L                 WLC00001          WLC Enhanced                                $25,000

                  WLC00004          WLC 40mA current limit                      $5,000

                  WLC00002          WLC Line Admin                              $20,000

                  AIN00010          AIN Default Routing                         $65,000

                  AIN00018          AIN ACB/AR Premium                          $5,000

                  AIN00006          AIN Call Management                         $200,000

                  AIN00007          AIN Call Model Cntrl                        $190,000

                  AIN00008          AIN Display Services                        $130,000

                  AIN00022          AIN Maint Enhancements                      $22,000

                  AIN00026          AIN Transitns Simplifctn                    $15,000

                  AIN00015          AIN Ntwk Srvcs Enhncmnts                    $45,000

                  AIN00027          AIN Office Trigger Flex                     $15,000

                  AIN00011          AIN SSP Svcs Enhcemnts                      $40,000

                  AIN00220          AIN Service Enablers R2                     See Note         Option 1: $44,000 (List) plus
                                                                                                 $.005 (Net) per each Call
                                                                                                 Related Office or Subscription
                                                                                                 Msg with a msg fee cap of
                                                                                                 $344,000 (Net). Option 2: One
                                                                                                 time RTU fee of $312,000
                                                                                                 (List)

                  AIN00210          AIN Service Enablers                        See Note         Option 1: $22,000 (List) plus
                                                                                                 $.005 (Net) per each Call
                                                                                                 Related Office Msg with a msg
                                                                                                 fee cap of $144,000 (Net).


License           Order             ProductName                                 List Price       Pricing Notes
-------           -----             -----------                                 ----------       -------------
Status            Code
------            ----


                                                                                                 Option 2: One time RTU fee of
                                                                                                 $1 31,000 (List)

                  AIN00009          AIN Services Supporting                     $50,000

                  BAS00015          BAS RSC-S Sync                              $30,000

                  BAS00016          BAS SCM/SMS/SMU                             $11,000

                  BAS00027          BAS SCM-SLC96 Spec Svcs                     $12,000

                  CDD00004          CDD Trnk Grp Mem Usage                      $22,500

L                 LNP00100          LNPLRN                                      $125,000

                  LNP00101          LNPQoR                                      See Note         The fee is $120,000 per switch.
                                                                                                 If purchased coincidentally
                                                                                                 with LRN (LNP00100) for
                                                                                                 network-wide deployment, the
                                                                                                 fee is $70,000 per switch.

                  LOC00010          LOC Expand POSNAME                          $11,400
                                    Table

                  LOC00004          LOC Intl 15-Dgt Dial                        $75,000

                  Nl000024          Nl0 RLT on Nl-1 PRI                         See Note         The fee is $12,000 per office plus
                                                                                                 $1,000 per PRI link.

                  NTS00022          NTS 800 Expand - 822 Cod                    $10,000

                  NTS00021          NTS 800 Expand - 833 Cod                    $10,000

                  NTS00020          NTS 800 Expand - 844 Cod                    $10,000

                  NTS00019          NTS 800 Expand - 855 Cod                    $10,000

                  NTS00018          NTS 800 Expand - 866 Cod                    $10,000

                  NTS00017          NTS 800 Expand - 877 Cod                    $10,000

L                 NTS00023          NTS 800 Expand - 888 Cod                    $50,000

                  NTS00016          NTS 888 Expansion for AT                    $100,000

L                 NTS00005          NTS E800-US                                 $60,000


License           Order             ProductName                                 List Price       Pricing Notes
-------           -----             -----------                                 ----------       -------------
Status            Code
------            ----


                  NTS00012          NTS Extended Capability                     $15,000

                  OAM00004          OAM EADAS DC and                            No Charge
                                    HW Inv

                  OAM00007          OAM Enhanced E/DC Buffer                    $6,900

                  OAM00005          OAM EADAS NM l/f                            No Charge

                  SMA00012          SMA SMA2 with ICB                           See Note         The fee is $71,420 per SMA2
                                                                                                 for the 1st through 3rd SMA2
                                                                                                 per site.  There is No Charge
                                                                                                 beyond the 3rd SMA2 at the
                                                                                                 same site.

                  SMA00007          SMA PLATFORM                                No Charge
                                    ENHANCEMENT

                  SMA00001          SMA TR303 I/F                               See Note         The fee is $50,000 per SMA or
                                                                                                 SMA2/SMA2 module.

                  SMA00002          SMA MBS/TR303 Access                        $67,500

                  SMA00010          SMA RDT Refresh                             $6,500

L                 UDD00001          UDD Services                                $9,200

L                 TEL00001          TEL Telecom Layer                           See Note         The office license fee is:
                                                                                                 Local:$217,500; Toll:$162,300
                                                                                                 Local/Toll:$1 98,200;
                                                                                                 Toll/TOPS:$162,300;
                                                                                                 Local/Toll/TOPS:$198,200;
                                                                                                 STP:$25,000; LD:$159,000;
                                                                                                 Local/Toll/TOPS/LD:$214,100;
                                                                                                 GSP:$162,300;
                                                                                                 GWY:$270,000;
                                                                                                 LD/GWY:$270,000

                                                                                                 1. Toll and Local/Toll offices:
                                                                                                 $15,000 per group of 500 wired Toll
                                                                                                 trunks in the office. The total
                                                                                                 incremental fee for such wired
                                                                                                 trunks will not exceed a total of
                                                                                                 $741,300.


                                                                                                 2. ENET: the fee is $6.00 per
                                                                                                 channel for the first 3,000


License           Order             ProductName                                 List Price       Pricing Notes
-------           -----             -----------                                 ----------       -------------
Status            Code
------            ----


                                                                                                 channels and $28.00 per each
                                                                                                 channel over 3,000.

                                                                                                 3. DAT: the fee is $20,000 for
                                                                                                 the first occurance of
                                                                                                 NT9X9OBA.


                                                                                                 4. LPP: the fee is $200,000 for the
                                                                                                 first occurance of NT9X70_. The fee
                                                                                                 is $75,000 if NTEX01_ or NT9X7204
                                                                                                 and NT9X01MB have been previously
                                                                                                 purchased. The fee is $75,000 if
                                                                                                 TEL00008 or Nl000010 have been
                                                                                                 previously or is concurrently
                                                                                                 licensed.

                                                                                                 5. FLIS: the fee is $125,000 for
                                                                                                 the first occurance of NTEX01_. The
                                                                                                 fee is no charge if NT9X7204 and
                                                                                                 NT9X01MB have been previously or
                                                                                                 are concurrently purchased.

                                                                                                 6. SNSE LIS: the fee is $125,000 if
                                                                                                 NT9X7204 and NT9X01MB are purchased
                                                                                                 concurrently for the first time.
                                                                                                 The fee is $50,000 if TEL00008 is
                                                                                                 concurrently licensed.

                                                                                                 7. Channelized access: the fee is
                                                                                                 $20,000 for the first occurance of
                                                                                                 NTEX28_. The fee is no charge if
                                                                                                 Nl000010 is concurrently licensed.

                                                                                                 8. Ethernet: the fee is $90,000 for
                                                                                                 the first occurance of N9X84_. The
                                                                                                 fee is $55,000 if STPM0001 is
                                                                                                 concurrently licensed. The fee is
                                                                                                 $13,750 if NTRX70_ is concurrently
                                                                                                 purchased. The fee is no


License           Order             ProductName                                 List Price       Pricing Notes
-------           -----             -----------                                 ----------       -------------
Status            Code
------            ----


                                                                                                 charge if
                                                                                                 DMS mail is concurrently licensed.

L                 TEL00002          TEL C7 Chan-lized Access                    $30,000

                  TEL00007          TEL C7 Link Flt. Locator                    $90,000

                  TEL00006          TEL C7 Link Prot. Tester                    $36,000

                  TELOOOO9          TEL C7 Network Integrity                    $76,000
                                    Items

                  TEL00004          TEL C7 Routset Increment                    See Note         The fee is no charge for the
                                                                                                 first 256 Route Sets. The fee is
                                                                                                 $200,000 for the second group
                                                                                                 of 256 Route Sets plus $25,000
                                                                                                 for each additional group of
                                                                                                 256 Route Sets.

L                 TEL00008          TELCCS7 Base                                $400,000         The fee is $125,000 if
                                                                                                 STPB0001 has been or is
                                                                                                 concurrently licensed.

                  TEL00003          TEL Gateway Screening                       $120,000

                  CAIN0001          CAIN Base                                   No Charge

                  CAIN0500          CAIN CUSTDP Trigger                         $100,000

                  CAIN0600          CAIN Con Digit Collect                      $125,000

                  CAIN0602          CAIN EDPs                                   $50,000

                  CAIN0200          CAIN Extension Parms                        $50,000

                  CAIN0605          CAIN Global IMT Support                     $125,OO0

                  CAIN0604          CAIN Inter IMT Support                      $125,000

                  CAIN0700          CAIN LNP QOO                                $125,000

                  CAIN0100          CAIN Messages                               No Charge

                  CAIN0506          CAIN NETBUSY Trigger                        $100,000

                  CAIN0507          CAIN OCLDBUSY Trigger                       $100,000


License           Order             ProductName                                 List Price       Pricing Notes
-------           -----             -----------                                 ----------       -------------
Status            Code
------            ----


                  CAIN0502          CAIN OFFHKIM Trigger                        $100,000

                  CAIN0508          CAIN OFTRREQ Trigger                        $100,000

                  CAIN0505          CAIN ONOANSWER Trigger                      $100,000

                  CAIN0504          CAIN PRIBCHNLTrigger                        $100,000

                  CAIN0300          CAIN SCP Simulator                          $30,000

                  CAIN0601          CAIN SCP Trigger Sub                        $50,000

                  CAIN0503          CAIN SlOTRKTrigger                          $100,000

                  CAIN0501          CAIN SPECDIG Trigger                        $100,000

                  CAIN0603          CAIN STR Connection                         $50,000

                  CAIN0400          CAIN Test Query Tool                        $30,000

                  CRDS0001          CRDS Card Services                          $120,000

                  CRDS0004          CRDS CLG/CLD Number                         $15,000
                                    Query

                  CRDS0003          CRDS MVP Card Services                      $50,000

                  CRDS0002          CRDS TCAP Card Services                     $25,000

                  EOPS0001          EOPS EOPS Base                              S100,000

                  NOOR0100          NOO Routing Base                            No Charge

                  NOOR0001          NOOR NOO Routing                            $100,000

                  NOOR0002          NOOR NOOINXX TCAP                           $125,000
                                    SERVICE

                  NPRI0001          NPRI PRI Netwk Interface                    $25,000

                  NSER0003          NSER Inter/lntra IMT                        $50,000

                  NSER0001          NSER Network Services                       $100,000

                  NSER0002          NSER TCAP Auth 8                            $20,000
                                    & Acct Val


License           Order             ProductName                                 List Price       Pricing Notes
-------           -----             -----------                                 ----------       -------------
Status            Code
------            ----


                  PRLT0001          PRLT ISDN PRI RLT                           $175,000

                  UBFR0100          UBFR0 Bill and Fraud                        No Charge

                  UBFR0001          UBFR0 Flexible CDR                          $20,000

                  UCSB0001          UCSB UCS Base                               $286,700

                  UDWS0001          UDWS UCS DialableWidebnd                    $175,000

                  UOAM0100          UOAM UCS OAM Base                           No Charge

                  URLT0001          URLT0 SS7 RLT Base                          See Note         The fee is $50,000. This
                                                                                                 feature replaces ENSR0001
                                                                                                 which has been MD'd in
                                                                                                 UCS06, if ENSR0001 is
                                                                                                 currently licensed then
                                                                                                 URLT0001 is No Charge.

                  URLT0003          URLT0 Nonzero SS7 RLT                       See Note         The fee is $35,000. This
                                                                                                 feature replaces ENSR0003
                                                                                                 which has been MD'd in
                                                                                                 UCS06, if ENSR0003 is
                                                                                                 currently licensed then
                                                                                                 URLT0003 is No Charge.

                  URLT0004          URLT0 SS7 RLT Billing Enh                   $50,000

                  URLT0002          URLT0 SS7 RLT Enh Reorig                    See Note         The fee is $75,000. This
                                                                                                 feature replaces ENSR0002
                                                                                                 which has been MD'd in
                                                                                                 UCS06, if ENSR0002 is
                                                                                                 currently licensed then
                                                                                                 URLT0002 is No Charge.

                  UTRS0100          UTRS Base                                   No Charge

                  UTRS0004          UTRS COS Screening Enh                      $50,000

                  UTRS0002          UTRS Flexible Dial Plans                    $75,000

                  UTRS0003          UTRS Routing Enh I                          $25,000

                  UTRS0001          UTRS UCS Trans & Rout                       $90,000

                  DCR00001          DCRDCR                                      See Note         One-time network software
                                                                                                 license fee of $200,000 plus a


License           Order             ProductName                                 List Price       Pricing Notes
-------           -----             -----------                                 ----------       -------------
Status            Code
------            ----


                                                                                                 per switch license fee of
                                                                                                 $50,000

                  DCR00003          DCR Dual X25 link                           See Note         One-time network software
                                                                                                 license fee of $20,000 plus a
                                                                                                 per switch license fee of
                                                                                                 $3,000

                  DCR00002          DCR Mult. Net. Access                       $75,000

                  DCR00004          DCR Univrsal Translation                    $16,000

                  ISP70001          ISP7 Base ISUP                              $83,000

                  ISP70003          ISP7 Aut Cngst Cntrls                       $25,000

                  ISP70002          ISP7 Hop Counter                            $46,000

                  ISP70004          ISP7 TFP/TFC Rtng Opts                      $15,000

                  OSEA0001          OSEA TOPS Equal Access                      $72,000

                  OSEA0003          OSEA Exc Acc Opr Svc Sig                    $12,000

                  OSEA0005          OSEA GR317/394                              $160,000
                                    ISUP/TOPS

                  OSEA0007          OSEA TOPS Carrier RLT                       $75,000

                  OSEA0006          OSEA TOPS ILP via OLNS                      $75,000

                  OSEA0004          OSEA TOPS Incom FGD Sig                     $87,500

                  OSEA0002          OSEA TOPS InterLATA Carr                    See Note         The fee is $150,000 plus
                                                                                                 $20,000 for each group of
                                                                                                 10,000 Directory numbers. The
                                                                                                 fee for the first 50,000
                                                                                                 Directory numbers is included
                                                                                                 in the $150,000 list price.

                  OSEA0008          OSEA TOPS LNP                               $350,000

                  ABS00001          ABS Atternate Bill Serv                     $425,000

                  ABS00006          ABS AABS Call Screening                     No Charge

                  ABS00011          ABS AABS Enh Srvcs Acc                      $263,000


License           Order             ProductName                                 List Price       Pricing Notes
-------           -----             -----------                                 ----------       -------------
Status            Code
------            ----



                  ABS00004          ABS Account Code Billing                    $80,000

                  ABS00002          ABS Auto Altr Billing Svc                   $750,000

                  ABS00014          ABS Disallowed Card Issue                   $100,000

                  ABS00005          ABS French/English AABS                     No Charge

                  ABS00003          ABS Op Hand-off to MBS                      $250,000

                  ABS00013          ABS TOPS Auth Code Billng                   $96,000

                  ABS00008          ABS TOPS Com Cre Card                       $125,000
                                    Spt

                  ABS00007          ABS TOPS DN Call Scming                     $60,000

                  ABS00012          ABS TOPS OLNS Interface                     $200,000

                  ADVQ0001          ADVQ Advanced Queueing                      No Charge

                  ADVQ0005          ADVQ H/R Nwk by QueType                     $150,000

                  ADVQ0003          ADVQ Host Que Mgmt Sys                      See Note         The fee is $55,000 for the first
                                                                                                 15 queues plus $50,000 for
                                                                                                 each group of 10 queues over
                                                                                                 the first 15 queues.

                  ADVQ0006          ADVQ QMS Cust Service                       $50,000
                                    Enh

                  ADVQ0004          ADVQ Rem QueMgmtSys                         See Note         The fee is $25,000 for the first
                                                                                                 15 queues plus $25,000 for
                                                                                                 each group of 10 queues over
                                                                                                 the first 15 queues.

                  ADVQ0002          ADVQ TOPS Close Down                        $25,000

                  ENSV0001          ENSV Enhanced Services                      No Charge

                  ENSV0011          ENSV Enh OC-lncr Rem Supt                   $25,000

                  ENSV0006          ENSV 2 Digit ANT-TOPS                       $25,000
                                    Off

                  ENSV0002          ENSV Auto Coin Toll Serv                    $60,000


License           Order             ProductName                                 List Price       Pricing Notes
-------           -----             -----------                                 ----------       -------------
Status            Code
------            ----



                  ENSV0010          ENSV Auto Country Direct                    $150,000

                  ENSV0017          ENSV Branding via SPID                      $80,000

                  ENSV0008          ENSV Enh TOPS OperCentra                    $50,000

                  ENSV0018          ENSV Est Call Charges                       $30,000

                  ENSV0005          ENSV Ext Aud Rep                            $20,000
                                    Host&Rem

                  ENSV0009          ENSV Externl RTRS Intrfce                   $170,000

                  ENSV0014          ENSV Operator Srvcs AIN                     See Note         The fee is $65,000 plus $2.00
                                                                                                 per 1,000 messages.

                  ENSV0007          ENSV Pre Paid Coin                          $88,000

                  ENSV0004          ENSV Screened Serv Rout                     $70,400

                  ENSV0003          ENSV TOPS Alternate Ann                     $5,000

                  ENSV0013          MDS- Offer of Service                       See Note         The fee of $295,000 applies to
                                                                                                 host Prompt TOPS switches
                                                                                                 physically connnected to
                                                                                                 Audiogram Delivery Service
                                                                                                 node(s). TOPS switches not
                                                                                                 physically connected to ADS
                                                                                                 will be No Charge.

                  EWSS0001          EWSS Enhancd W/S                            $50,000
                                    Software

                  EWSS0002          EWSS Auto OIA Sess Start                    $30,000

                  EWSS0006          EWSS TMS Networking                         See Note         The fee is $15,000 for 0-96
                                                                                                 positions.

                  EWSS0007          EWSS TMS Proc Upgrade                       See Note         The fee is $10,000 for 0-96
                                                                                                 positions.

                  EWSS0003          EWSS TOPS DASubtenTMS                       See Note         The fee is $90,000 per 96
                                                                                                 positions.  The fee is no charge
                                                                                                 if NTXJ67AA or NTXA83AA
                                                                                                 have been previously licensed.

                  EWSS0005          EWSS TOPS Incr Multiplex                    $116,000


License           Order             ProductName                                 List Price       Pricing Notes
-------           -----             -----------                                 ----------       -------------
Status            Code
------            ----


                  EWSS0004          EWSS TOPS Open PosProt                      See Note         The fee is $150,000 for the
                                                                                                 first 100 positions plus $1,500
                                                                                                 for each additional position
                                                                                                 over the first 100.

                  OSB00001          OSB Oper Services Basic                     $151,200         This is a Net Price not subject
                                                                                                 to any discounts. The fee is no
                                                                                                 charge for extension offices.

                  OSDA0001          OSDA Directory Assistance                   See Note         The fee is $150,000 plus
                                                                                                 $2,000 per TOPS position.

                  OSDA0004          OSDA Auto DA Srvc                           $550,000
                                    (ADAS)

                  OSDA0002          OSDA Auto DACC w/AltBill                    $215,000

                  OSDA0003          OSDA Auto Int Call Comp                     $400,000

                  OSDA0005          OSDA Cell/lXC/LEC ADACC                     $325,000

                  OSDA0006          OSDA DA Automation l/F                      $400,000

                  OSDA0008          OSDA LPP/APU Support                        $20,000

                                  Schedule A
                          Part IV. DMS-500 Extensions
                               (DMS-500 System)

DMS-500 Extension Pricing

1.0  DTCVDTC7 Port Extension Pricing

     1.1  DTCVDTC7 Port Extension Pricing

          The DTCI provides DS-1 interconnect for ISDN PRI or MF Trunking. The DTC7 provides DS-1 interconnect for SS7 or MF bunking. Each DTCI/DTC7 Port Extension is configured in minimum increments of nine hundred sixty (960) ports, and is configured for SS7 or ISDN signaling at FOCAL's request. The price for the DTCI/DTC7 Port Extensions includes the following

          a.)  DTCI/DTC7 Equipment and XPM;

          b.) Either UTR, STR, CTD as required for DTCs configured for SS7, or UTR and ISDN pre-processor circuit pack configured for ISDN PRI capability;

          c.)  Any required ENET, MS;

          d.) Any required DMS-500 service/test circuits to support the DTCI/DTC7 Port Extensions;

          e.) Power Distribution Center (PDC) equipment as required to support the DTEI Port Extensions;

          f.)  Spare circuit packs if required; and

          g.) Wired ports contain all of the above except the DS-1 circuit packs.

     1.2  Initial Port Prices

          Additional DTC7/DTCI ports may be Ordered and Installed with the Initial System for the following listed prices:

                                         Minimum Port   Price per
          Description                      Increment      Port
          -----------                    ------------   ---------

          DTC7 ports Wired & Equipped         960         *____

          DTCI ports Wired & Equipped         960         *____


     1.3  Extensions Port Prices

          The price for DTCI/DTC7 Port Extensions Ordered in minimum increments of 4800 ports over and above the initial configuration at any time other than with an Order for an Initial System, are as follows:

                                              Minimum Port      Price per
          Description                         Increment         Port
          -----------                         ---------         ----
          DTC7 ports Wired & Equipped         4800              *___

          DTCI ports Wired & Equipped         4800              *___

          The price for DTCI/DTC7 Port Extensions Ordered in increments of 960 up to 3840 ports over and above the initial configuration at any time other than with an Order for an Initial System are *____ per port.


2.0  SMA2 Port Extension Pricing

     2.1  SMA2 Ports

          The SMA2 provides DS-1 interconnect for TR-303 interface. Each SMA2 Port Extensions is configured in minimum increments of nine hundred sixty (960) ports. SMA2 is only available on DMS-100 and DMS-500 systems. The price for an SMA2 Port Extensions includes the following:

          a)   SMA2 Equipment;

          b)   Any required ENET, MS;

          c) Any required DMS-500 service/test circuits to support the SMA2 Extensions;

          d) Power Distribution Center (PDC) equipment as required to support the SMA2 Extensions;

          e)   Spare circuit packs if required; and

          f.) Wired ports contain all of the above except the DS-1 circuit packs.

     2.2  Initial Port Prices

          Additional SMA2 ports may be Ordered and Installed with the Initial System at the following prices:

                                              Minimum Port      Price per
          Description                         Increment         Port
          -----------                         ---------         ----
          SMA2 ports Wired & Equipped         960               *___

     2.3  Extension Port Prices

          Additional SMA2 ports may be Ordered in 1920 increments at any time other than with the Initial System for the following prices:

                                              Minimum Port      Price per
          Description                         Increment         Port
          -----------                         --------          ----
          SMA2 ports Wired & Equipped         1920              *___

          SMA2 ports Wired & Equipped          960              *___

3.0  Link Peripheral Processor (LPP)

     3.1  Initial Channelized Access LIU 7 Interface Unit Pricing

          Additional Channelized Access LIU7 Interface Units may be Ordered and Installed with the Initial System for the price of *__________________ per unit. Channelized Access LIU7 Interface Unit consists of the following:

          Otv  PEC       Description
          ---  ---       -----------

          1    NTEX22BB  IPF Integrated Proc & FBUS
          1    NT9X76AA  STP- Signalling Terminator CP
          1    NTEX26AA  LUI Channel Bus I/F
          1    NT9X0193  STP Bulkhead Cable Assembly

     3.2  Extension Channelized Access LIU 7 Interface Unit Pricing

          Channelized Access LIU7 Interface Units may be Ordered at any time other than with an Initial System for the price of *__________________ per unit. This price is for furnish only and does not include spares.

     3.3  Initial Ethernet Interface Unit Pricing

          Additional Ethernet Interface Units may be Ordered and Installed with the Initial System for the price of *____________________ per unit. Ethernet Interface Unit consists of the following:

          Qty  PEC        Description
          ---  ---        -----------

          1    NTEX22BB   IPF Integrated Proc & FBUS
          1    NT9X84AA   Ethernet Interface Circuit Pack
          1    NT9X85AA   Ethernet Access Unit Interface PB
          1    NT9X0190   Ethernet Cable Assembly


     3.4  Extension Ethernet Interface Unit Pricing

          Ethernet Interface Units may be Ordered at any time other than with an Initial System for the price of *_________________________ per unit. This price is for furnish only and does not include spares.

     3.5  Initial Frame Relay Interface Unit (FRIU) Pricing

          Additional Frame Relay Interface Units may be Ordered and Installed with the Initial System for the price of *____________________ per unit. Price does not include software. Frame Relay Interface Unit consists of the following:

          Otv  PEC       Description
          ---  ---       -----------

          1    NTEX22BB  IPF Integrated Proc & FBUS
          1    NTEX30AA  Frame Relay T1 Access PB
          1    NTEX31BA  Frame Enhanced Relay Access Proc CP
          2    NT9X0191  FRIU Cable Assembly


     3.6  Extension Frame Relay Interface Unit (FRIU) Pricing

          Frame Relay Interface Units may be Ordered at any time other than with an Initial System for the price of *_______________________ per unit. This price is for furnish only. Pricing does not include spares or software.

     3.7  Initial Packet Handler (XLIU) Pricing

          Additional Packet Handlers may be Ordered and Installed with the Initial System for the price of *_______________________ per unit. Price does not include software. Packet Handler consists of the following:

          Oty    PEC       Description
          ---    ---       -----------

          1      NTEX22BB  IPF Integrated Proc & FBUS
          1      NTFX09AA  CBUS Interface PB
          1      NTFX1OAA  HDLC Frame Processor CP

     3.8  Extension Packet Handler (XLIU) Pricing

          Packet Handler may be Ordered at any time other than with an Initial System for the price of *____________________ per unit. This price is for furnish only. Pricing does not include spares or software.

     3.9  Initial Network Interface Unit (NIU) Pricing

          Additional Network Interface Units may be Ordered and Installed with the Initial System for the price of *______________________ per unit. Network Interface Unit consists of the following:

          Qty  PEC       Description
          ---  ---       -----------

          2    NTEX22BB  IPF Integrated Proc & FBUS
          1    NTEX25AA  Channel Bus Control Unit
          1    NTEX25BA  Channel Bus Control Unit
          2    NTEX28AA  DS30 Link Interface Unit
          4    NT9X7020  Cable Assemblies
          2    NT9X7021  NIU Inter CBC Cable

     4.10 Extension Network Interface Unit (NIU) Pricing

          Network Interface Unit may be Ordered at any time other than with an Initial System for the price of *____________________ per unit. This price is for furnish only.